EXHIBIT 10.2

                              TERM CREDIT AGREEMENT
                              ---------------------

      THIS TERM CREDIT AGREEMENT (this "Agreement") is made and entered into as of March 29, 2004, by and among WORLDWATER CORP., a Delaware corporation ("Borrower"), HONG KONG LEAGUE CENTRAL CREDIT UNION, in its capacity as a lender hereunder ("Hong Kong League"), HIT CREDIT UNION, in its capacity as a lender hereunder ("HIT"), (HIT and Hong Kong League shall be collectively referred to as "Lenders"), and SBI ADVISORS, LLC, a California limited liability company, in its capacity as agent for Lenders ("Agent"), with reference to the following:

                                   WITNESSETH:

      WHEREAS, Lenders desire to make a Term Loan to Borrower, and Borrower desires to borrow from Lenders the amount of such Term Loan, subject to and in accordance with the terms and conditions set forth herein, and in the Notes; and WHEREAS, Lenders desire to appoint Agent, and Agent desires to accept such appointment, to act as agent for and on behalf of Lenders, with respect to the Term Loan, for the purposes described herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the delivery, receipt, and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

      "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, twenty percent (20%) or more of the capital stock or other Equity Interests having ordinary voting power in the election of directors, managers or other Persons having the ability to manage the affairs of that Person, (b) each Person that controls, is controlled by or is under common control with that Person, (c) each of that Person's officers, directors, members, managers, joint venturers and partners and (d) in the case of the Borrower, the immediate family members, spouses and lineal descendants of individuals who are otherwise Affiliates of the Borrower. For purposes of this definition, "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

      "Business Day" means a day (a) other than Saturday or Sunday, and (b) on which commercial banks are open for business in New York, New York, and Los Angeles, California.

      "Closing Date" means the date each of the conditions precedent set forth in Section 5 hereof is fully satisfied.

      "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

      "Event of Default" has the meaning set forth in Section 7.

      "Interest Rate" has the meaning set forth in Section 2(c).

      "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing or any agreement to give any security interest).

      "Maturity Date" has the meaning set forth in Section 2(b).

      "Notes" has the meaning set forth in Section 2(d).

      "Person" means an individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or any other juridical entity.

      "Permitted Lien" means those Liens disclosed on Schedule I attached hereto.


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

      "Restricted Payment" means (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of a Person's Equity Interests, (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of a Person's Equity Interests or any other payment or distribution made in respect thereof, either directly or indirectly, (c) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Equity Interests of such Person now or hereafter outstanding, (d) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any such Person's Equity Interests or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (e) any payment, loan, contribution, or other transfer of funds or other property to any stockholder of such Person other than payment of compensation in the ordinary course of business to stockholders who are employees of such Person; and (f) any payment of management fees (or other fees of a similar nature) by such Person to any stockholder of such Person or their Affiliates.

      "SBIB Term Sheet" means the proposed Term Sheet attached as Schedule II between Borrower and SBI Brightline VIII LLC.

      "Term Loan" has the meaning set forth in Section 2(a).

2. Amount and Terms of the Term Loan.

      (a) Term Loan Advance. Subject to the terms and conditions of this Agreement, each Lender hereby, severally and not jointly, agrees to make a loan to Borrower (the "Term Loan") on the Closing Date in the aggregate amount of Eight Hundred Thousand Dollars (U.S.$800,000), which amount may be repaid at any time prior to the Maturity Date without premium or penalty, but may not be reborrowed once repaid.

      (b) Repayment. The Term Loan shall be repaid as follows: Four Hundred Thousand ($400,000) of the principal amount (the "Initial Amortization Amount") will be due and payable within three days after receipt by Borrower of the proceeds from the $0.17 Tranche, as such term is defined in the SBIB Term Sheet; and all remaining unpaid principal of and accrued interest on the Term Loan (including, but not limited to the Initial Amortization Amount if not theretofore made) shall, be payable on the earliest of (the "Maturity Date"),
(i) the date six months from the Closing Date, (ii) the effective date under the Securities Act of 1933, as amended, of the registration statement referred to in the SBIB Term Sheet and (iii) a default or event of default by Borrower of any of the agreements evidencing the transaction contemplated in the SBIB Term Sheet.

      (c) Interest Rate and Interest Payments. Borrower shall pay interest on the unpaid principal amount of the Term Loan from the Closing Date until the Maturity Date, at a rate equal to eighteen percent (18%) per annum (the "Interest Rate") calculated on the basis of a 360 day year. Subject to Section 2(e) and 2(g) below, interest on the outstanding principal amount of the Term Loan shall be due and payable to Agent, for the ratable benefit of Lenders, in advance (i) on the Closing Date and, (ii) thereafter, on the last Business Day of each calendar month, commencing on the first of such dates following the Closing Date until the Maturity Date, at which time all accrued but unpaid interest shall be due and payable.

      (d) Promissory Notes. The Term Loan shall be evidenced by two promissory notes (collectively, the "Notes") in the forms of Exhibit "A-1" and Exhibit "A-2" attached hereto, duly executed and delivered to Agent by Borrower.

      (e) Interest on Event of Default. Upon the occurrence and during the continuance of an Event of Default, Borrower agrees to pay interest on the entire unpaid principal amount of the Term Loan, as well as on any interest or other amount past due, from the date of such Event of Default until the date the same is cured in full, payable on demand, at a rate per annum equal at all times to the Interest Rate plus two percent (2.0%).

      (f) Manner of Payment. All payments of principal or interest hereunder or under the Notes shall be delivered to Agent, for the ratable benefit of Lenders, in immediately available funds on the date due at such place as Agent may from time to time designate.

      (g) Limitation on Interest Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected by Agent or Lenders or any holder of a Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Agent or any Lender has charged or received interest hereunder and under the Notes, in excess of the highest applicable rate, the rate in effect hereunder and under the Notes, shall automatically be reduced to the maximum rate permitted by applicable law, and Agent and Lenders shall apply all interest paid in excess of the maximum lawful rate first to amounts owed pursuant to Section 9(d) and thereafter to the principal balance of the amounts outstanding hereunder and under the Notes. It is the intent of the parties hereto that Borrower not pay or contract to pay, and that Agent and Lenders not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower to Agent and Lenders under applicable law.


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

3. Representations and Warranties. In order to induce Agent and Lenders to enter into this Agreement and to make the Term Loan contemplated hereunder, Borrower hereby represents and warrants to Agent and Lenders as follows:

      (a) Legal Status. Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. Borrower is qualified or licensed to do business, and is in good standing as a foreign corporation in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower.

      (b) Authorization and Validity. This Agreement and the Notes have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof and thereof will constitute legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their respective terms.

      (c) No Conflict. The execution, delivery, and performance by Borrower of this Agreement and the Notes do not and will not conflict with the terms of the Certificate of Incorporation or bylaws of Borrower, violate any provision of any judgment, decree or order of any court or governmental authority by which Borrower is bound, or any provision of any law or regulation applicable to Borrower, or result in a breach of or constitute a default under any contract, obligation, indenture, or other instrument to which Borrower is a party or by which Borrower may be bound.

      (d) No Consents. The execution, delivery, and performance by Borrower of this Agreement and the Notes do not and will not require any authorization, approval, or other action by, or notice to or filing with, any governmental authority, regulatory body, or any other person or entity.

      (e) Use of Proceeds. No proceeds of the Term Loan will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

      (f) Margin Stock. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of the Term Loan will be used to purchase or carry any margin stock or extend credit to others for the purpose of purchasing or carrying any margin stock, or be used for any purpose which violates or is inconsistent with the provisions of Regulation X of said Board of Governors.

4. Covenants. Borrower hereby covenants that until all amounts outstanding hereunder and under the Notes have been indefeasibly paid in full, it shall:

      (a) Punctual Payments. Punctually pay the interest and principal with respect to the Term Loan as provided herein and in the Notes.

      (b) Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence and comply with the provisions of all documents pursuant to which it is organized and/or which govern its continued existence; maintain all licenses, permits, governmental approvals, rights, privileges, and franchises necessary for the conduct of its business; and conduct its business in an orderly and regular manner and in accordance with all laws, rules, regulations, and orders of any governmental authority having jurisdiction over it or its business.


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

      (c) Books and Records. Maintain adequate books and records in accordance with generally accepted accounting principles consistently applied, and permit any representative of Agent or any Lender, at any reasonable time, to inspect, audit and examine such books and records, to make copies of the same, and to inspect its assets and properties.

      (d) No Liens. Not create or permit to exist any Lien on or with respect to any property whatsoever of Borrower except for Permitted Liens.

      (e) Fundamental Changes. Not (i) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), (ii) merge with or consolidate into any Person, (iii) purchase or otherwise acquire all or substantially all of any business, division or product line of any Person or all or substantially all of the assets, equity interests, obligations or other securities of any Person, or
(iv) sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets.

      (f) Transactions with Related Parties. Not enter into any transaction, including the purchase, sale or exchange of property or the rendering of any services, with any Affiliate, or any officer or director thereof (a "Related Party"), or enter into, assume or suffer to exist any employment or consulting contract with any Related Party, except a transaction or contract which is in the ordinary course of Borrower's business and which is upon fair and reasonable terms not less favorable to Borrower than it would obtain in a comparable arm's length transaction with a Person not a Related Party

      (g) Restricted Payments. Not declare, make, pay or set aside any funds for the payment of any Restricted Payment.

5. Conditions Precedent to Term Loan. The obligation of Lenders to make the Term Loan shall be subject to the condition precedent that Agent shall have received each of the following, each in form and substance satisfactory to Agent:

      (a) This Agreement, duly executed by all of the parties hereto;

      (b) The Notes, duly executed by Borrower;

      (c) A Warrant in favor of Agent to purchase 400,000 shares of the Common Stock of Borrower in the form attached hereto as Exhibit B;

      (d) A Registration Rights Agreement in favor of Agent in the form attached hereto as Exhibit C duly executed by Borrower; and

      (e) Such additional supporting documents as Agent or its counsel, or any Lender or its counsel, may reasonably request.

6. Survival of Representations and Warranties. Borrower covenants, warrants and represents to Agent and Lenders that all representations and warranties of Borrower contained in this Agreement or the Notes shall be true at the time of Borrower's execution of this Agreement and the Notes, shall survive the execution, delivery and acceptance thereof by Agent and the parties thereto and the closing of the transactions described therein or related thereto.

7. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" and shall, at the option of Lenders (except for subparagraph
(e) in which case all amounts shall be automatically accelerated), require immediate payment in full of all sums then remaining unpaid hereunder and under the Notes:

      (a) Failure to Pay the Notes. The failure of Borrower to pay any principal, interest or other amount due under the Notes when due and payable.

      (b) Breach of Covenant, Representation or Warranty. The failure of Borrower to perform or observe any covenant, condition or agreement contained in this Agreement (other than the payment obligations, the breach of which shall be governed by subsection (a) above) where such failure is not cured within five
(5) Business Days, or any representation or warranty made or deemed made by any of them under or in connection with this Agreement shall prove to have been false or misleading in any material respect when made.

      (c) Cross-Default. The occurrence and continuance of a default or event of default under any of the documents contemplated by the SBIB Term Sheet.

      (d) Liens. Borrower creates, incurs, assumes or suffers to exist any Lien upon or with respect to any of its properties or assets whether now owned or hereafter acquired, including, without limitation, any governmental, tax, or judgment Lien, other than Permitted Liens, and fails to have the same removed or released within two Business Days after the creation thereof.


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

      (e) Insolvency. Borrower shall become insolvent; admit in writing its inability to pay its debts as they mature; make an assignment for the benefit of creditors; or if bankruptcy proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against it and, if instituted against it, the same is not dismissed within sixty (60) days of the filing thereof.

      (f) Dissolution. Any order, judgment, or decree shall be entered against Borrower decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of sixty (60) days; or Borrower shall otherwise dissolve or cease to exist.

      (g) Certain Judgments and Orders. A levy or writ of attachment or garnishment or other like judicial process is filed or issued against or upon Borrower, or a final judgment or order for the payment of money in excess of $500,000 which is not fully covered by insurance is rendered against Borrower and remains unpaid, unbonded, unvacated or unstayed for a period of 30 days after the entry thereof.

8. Remedies. If an Event of Default shall occur, (a) all amounts outstanding hereunder and under the Notes, notwithstanding any term of this Agreement or the Notes to the contrary, shall at Agent's option and without notice to Borrower become immediately due and payable, without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by Borrower, and
(b) Agent shall have all rights, powers and remedies available hereunder, or accorded by law. All rights, powers and remedies of Agent in connection with this Agreement and the Notes may be exercised at any time by Agent and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

9. Agent.

      (a) Appointment and Authorization. Each Lender, for itself and its successors and assigns, hereby irrevocably appoints Agent as its agent (and Agent hereby accepts such appointment) to take such actions on its behalf and to exercise such powers under this Agreement or the Notes as are herein or therein delegated to Agent or are, in the judgment of Agent, reasonably incidental to the rights and powers so delegated. Agent shall not by reason of this Agreement have any fiduciary relationship to any Lender, but shall act solely as an agent for Lenders; nor shall Agent have any agency or fiduciary relationship to Borrower. The provisions of this Section 9 are solely for the benefit of Agent and Lenders, and Borrower shall have no right as a third party beneficiary hereof.

      (b) Approval of Lenders. In performing its functions under this Agreement, except as otherwise expressly provided herein, Agent shall have the authority (but not the obligation), on behalf of Lenders, to make any decision, to take any action or refrain from taking any action and to give any consent or waiver that it may deem advisable; provided, however, that the written approval of Lenders shall be required for any amendment, modification, termination or waiver of any provision of this Agreement or the Notes, or any action or assertion of rights (or any rescission of any such action or assertion of rights) against Borrower upon the occurrence of an Event of Default.

      (c) No Implied Duties; Agent's Exercise of Discretion. The only duties and obligations of Agent under this Agreement or the Notes are those which are expressly set forth herein or therein. Agent shall be entitled to use its discretion in exercising or refraining from exercising any rights which may be so vested in it, or in taking or refraining from taking any action which it may be so empowered to take, unless the matter is one as to which Agent may not act or refrain from acting without the prior written approval of Lenders pursuant to
Section 9(b) above. Notwithstanding the foregoing, Agent shall not be required to act or not act in accordance with Lenders' instructions if to do so would result, in the reasonable judgment of Agent, in a substantial risk of liability to Agent or would be contrary to this Agreement or the Notes or applicable law.


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

      (d) Indemnification. Lenders, severally, shall indemnify, defend and hold harmless Agent and its shareholders, directors, officers, employees, agents, attorneys and Affiliates and their respective successors and assigns (the "Agent's Parties") pro rata according to their respective pro rata interests in the Term Loan, from and against any and all liabilities, obligations, demands, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses (including, without limitation, attorneys' fees and expenses and court costs, whether or not suit is filed) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent's Parties in any way relating to or arising out of this Agreement, the Notes or any action taken or omitted to be taken by Agent's Parties in connection with this Agreement or the Notes, except that no Lender shall be liable to Agent's Parties for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of any of Agent's Parties. Further, each Lender, severally, shall reimburse Agent upon demand for that Lender's ratable share of any costs or expenses incurred by Agent in connection with the amendment, waiver, refinancing, restructuring (including a restructuring incident to a bankruptcy reorganization) or enforcement of this Agreement or the Notes.

10. Miscellaneous.

      (a) Failure or Indulgence Not Waiver. No failure or delay on the part of Agent, Lender, or any holder of a Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or of any other right, power or privilege.

      (b) Modification. No modification, amendment or waiver of any provision of this Agreement or the Notes, nor the consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall have been approved by Agent and Lenders and shall be in writing signed by Agent and Lenders and, with respect to any amendment, Borrower. Such waiver or consent shall then be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

      (c) Notices. Except as otherwise expressly provided herein, any notice herein required or permitted to be given shall be in writing and shall be deemed effective when personally delivered, mailed, telecopied (with a confirming copy sent by mail) or delivered by telex to the appropriate party at the address set forth below (or at such other address as may be designated by either party in a written notice sent in accordance with this Section):

If  to  Borrower:     Worldwater  Corp.
                      Pennington  Business  Park
                      55  Route  31  South
                      Pennington,  New  Jersey
                      Attention:  President
                      Telecopy  No.:  609-818-0720

If  to  Hong          Hong  Kong  League  Central  Credit  Union
Kong  League          Party  Room  1-2,  G/F,  Kam  Wah  House
Central  Credit       Choi  Hung  Estate,  Kowloon,  Hong  Kong
Union:                Telecopy  No.:  +852-3101-0332

with  a  copy  to:    SBI  Advisors,  LLC
                          2361 Campus Drive, Suite 210
                      Irvine,  CA  92612
                      Telecopy  No.:  949-679-7280

If to HIT
Credit Union:         HIT  Credit  Union
                      Berth 4, Block 2, 2/F Container Port Road, South Kwai
                      Chung New Territories, Hong Kong Telecopy No.:
                      +852-3101-0332

with  a  copy  to:    SBI  Advisors,  LLC
                          2361 Campus Drive, Suite 210
                      Irvine,  CA  92612
                      Telecopy  No.:  949-679-7280

If  to  Agent:        SBI  Advisors,  LLC
                          2361 Campus Drive, Suite 210
                      Irvine,  CA  92612
                      Telecopy  No.:  949-679-7280


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

      (d) Severability. In case any provision in this Agreement or the Notes shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of such contract and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      (e) Applicable Law. This Agreement, the Notes and the rights and obligations of the parties thereto shall be governed by the laws of the State of California, exclusive of its conflicts of laws and choice of laws rules that would or may cause the application of the laws of any jurisdiction other than the State of California.

      (f) Assignability. Borrower shall not assign its rights or obligations hereunder, or under the Notes to any other Person without the prior written consent of Agent and Lenders, and any attempted assignment in violation hereof shall be null and void ab initio. Agent and Lenders shall have the right to assign their rights and obligations hereunder and no consent or approval from Borrower is required in connection with any such assignment.

      (g)  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      (h) Section  Headings.  The various  headings  used in this  Agreement are
inserted   for   convenience   only  and  shall  not  affect   the   meaning  or
interpretations of this Agreement or any provision hereof.

      (i) Attorneys' Fees. In the event any party institutes any action or proceeding to enforce the terms and conditions of this Agreement or the Notes, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

      (j) WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE NOTES, OR THE SUBJECT MATTER HEREOF AND THEREOF OR ANY DOCUMENT RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT, TORT OR OTHERWISE.

      (k) Integration. This Agreement, the Notes and the Exhibits hereto reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, whether before or after the date hereof.

IN WITNESS WHEREOF, the parties hereto do execute this Agreement as of the date first above written.

"BORROWER"

WORLDWATER  CORP.,  a  Delaware  corporation

By:  _______________________________________
Name:  _____________________________________
Its:

"AGENT"

SBI  ADVISORS,  LLC,  solely  in  its  capacity  as  Agent  hereunder

By:   ______________________________________
Name:  _____________________________________
Its:   _____________________________________

"LENDERS"

HONG  KONG  LEAGUE  CENTRAL  CREDIT  UNION

By:  _______________________________________
Name:  _____________________________________
Its:   _____________________________________

HIT  CREDIT  UNION

By:  _______________________________________
Name:  _____________________________________
Its:   _____________________________________

EXHIBITS

Exhibit  "A-1"  -  Term  Note  (Hong  Kong  League)

Exhibit  "A-2"  -  Term  Note  (HIT  Credit  Union)

Exhibit  "B"  -    Warrant

Exhibit  "C"  -    Registration  Rights  Agreement

                                   EXHIBIT A-1

                          OF THE TERM CREDIT AGREEMENT

                                FORM OF TERM NOTE

                                    TERM NOTE
                                    ---------

U.S. $694,736.84 Los Angeles, California
                                                                  March 29, 2004

      FOR VALUE RECEIVED, the undersigned, WORLDWATER CORP., a Delaware corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of HONG KONG LEAGUE CENTRAL CREDIT UNION (the "Lender"), without offset or counterclaim, the principal sum of Six Hundred Ninety Four Thousand Seven Hundred Thirty-Six Dollars and Eighty Four Cents(U.S.$694,736.84) on or before the Maturity Date (as such term is defined in the Credit Agreement referred to below). The Borrower further promises to pay interest on the Term Loan outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement referred to below. This Term Note may be prepaid at any time prior to the Maturity Date without premium or penalty.

      1. Payment. Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to the Lender at Berth 4, Block 2, 2/F, Container Port Road, South Kwai Chung, New Territories, Hong Kong, or such other place as the Agent may designate in writing to the Borrower from time to time.

      2. Record Keeping. The Agent shall record the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Lender's internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; provided, however, that the Lender's failure so to record shall not limit or otherwise affect the obligations of the Borrower hereunder and under the Credit Agreement to repay the principal of and interest on the Term Loan.

      3. Credit Agreement. This Term Note is one of the Notes referred to in, and is subject to and entitled to the benefits of, that certain Term Credit Agreement, dated of even date herewith (as amended, modified, renewed or extended from time to time, the "Credit Agreement") between the Borrower, the Lender, and certain other parties thereto. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

      4. Limitation on Interest Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Credit Agreement and charged or collected by the Lender or any holder of this Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has charged or received interest hereunder or under the Credit Agreement in excess of the highest applicable rate, the rate in effect hereunder and under the Credit Agreement shall automatically be reduced to the maximum rate permitted by applicable law and the Lender shall apply all interest paid in excess of the maximum lawful rate to reduce the principal balance of the amounts outstanding hereunder and under the Credit Agreement. It is the intent of the parties hereto that the Borrower not pay or contract to pay, and that the Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of the maximum rate of interest that may be paid by the Borrower to the Lender under applicable law.

      5. Governing Law. THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF ITS CONFLICTS OF LAWS AND CHOICE OF LAWS RULES THAT WOULD OR MAY CAUSE THE APPICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

WORLDWATER  CORP.

By:  ___________________________
Name:  _________________________
Its:  __________________________

                                   EXHIBIT A-2

                          OF THE TERM CREDIT AGREEMENT

                                FORM OF TERM NOTE

                                    TERM NOTE
                                    ---------

U.S. $105,263.16 Los Angeles, California
                                                                  March 29, 2004

      FOR VALUE RECEIVED, the undersigned, WORLDWATER CORP., a Delaware corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of HIT CREDIT UNION (the "Lender"), without offset or counterclaim, the principal sum of One Hundred Five Thousand Two Hundred Sixty Three Dollars and Sixteen Cents (U.S.$105,263.16) on or before the Maturity Date (as such term is defined in the Credit Agreement referred to below). The Borrower further promises to pay interest on the Term Loan outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement referred to below. This Term Note may be prepaid at any time prior to the Maturity Date without premium or penalty.

      1. Payment. Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to the Lender at Berth 4, Block 2, 2/F, Container Port Road, South Kwai Chung, New Territories, Hong Kong, or such other place as the Agent may designate in writing to the Borrower from time to time.

      2. Record Keeping. The Agent shall record the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Lender's internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; provided, however, that the Lender's failure so to record shall not limit or otherwise affect the obligations of the Borrower hereunder and under the Credit Agreement to repay the principal of and interest on the Term Loan.

      3. Credit Agreement. This Term Note is one of the Notes referred to in, and is subject to and entitled to the benefits of, that certain Term Credit Agreement, dated of even date herewith (as amended, modified, renewed or extended from time to time, the "Credit Agreement") between the Borrower, the Lender, and certain other parties thereto. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

      4. Limitation on Interest Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Credit Agreement and charged or collected by the Lender or any holder of this Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has charged or received interest hereunder or under the Credit Agreement in excess of the highest applicable rate, the rate in effect hereunder and under the Credit Agreement shall automatically be reduced to the maximum rate permitted by applicable law and the Lender shall apply all interest paid in excess of the maximum lawful rate to reduce the principal balance of the amounts outstanding hereunder and under the Credit Agreement. It is the intent of the parties hereto that the Borrower not pay or contract to pay, and that the Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of the maximum rate of interest that may be paid by the Borrower to the Lender under applicable law.

      5. Governing Law. THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF ITS CONFLICTS OF LAWS AND CHOICE OF LAWS RULES THAT WOULD OR MAY CAUSE THE APPICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

WORLDWATER  CORP.

By:  ____________________________
Name:  __________________________
Its:  ___________________________


                                      A-2